Exhibit 99.1

News release	June 20, 2023

HYZON MOTORS TO ATTEND FOX ADVISORS TRANSPORTATION TECHNOLOGY CONFERENCE

ROCHESTER, NY, June 20, 2023 – Hyzon Motors Inc. (NASDAQ: HYZN) (“Hyzon” or the “Company”), a high-power hydrogen fuel cell technology developer and global supplier of zero-emission heavy-duty fuel cell electric vehicles ("FCEVs"), will be attending the Fox Advisors Transportation Technology Conference on Thursday, June 22, 2023. Hyzon Chief Executive Officer Parker Meeks will participate in a virtual fireside chat with Fox Advisors’ Founder and CEO Steve Fox, sharing details on the Company’s progress towards the development and production of a single stack 200kW fuel cell system as well as progress in commercializing Hyzon’s three focus vehicle platforms, including the recently announced first U.S. commercial agreement with Performance Food Group.

Fox Advisors Transportation Technology Conference features fireside chats and Q&A with leading companies and thought leaders throughout the transportation technology sector. The virtual event, powered by Analyst Hub, is open to qualified institutional investors.

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About Hyzon Motors Inc.

Hyzon is a global supplier of fuel cell electric mobility, with US operations in the Rochester, Chicago and Detroit areas, and international operations in the Netherlands, Australia, and China. Hyzon is an energy transition accelerator and technology innovator, providing solutions in the transport sector with a focus on commercial vehicles and hydrogen supply infrastructure. Utilizing its proprietary hydrogen fuel cell technology, Hyzon’s mission is to supply zero-emission heavy duty trucks to customers in North America, Europe and around the world to mitigate emissions from diesel transportation - one of the single largest sources of carbon emissions globally. The Company is contributing to the adoption of fuel cell electric vehicles through its demonstrated technology advantage, fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com.

Accelerating the
Energy Transition	hyzonmotors.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements, including statements about our business outlook, are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Hyzon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including risks and uncertainties described in the “Risk Factors” section of Hyzon’s Form 10-K for the year ended December 31, 2022 filed with the SEC on May 31, 2023, and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements, such as risks related to the ability to convert non-binding memoranda of understanding or vehicle trial agreements into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers. Hyzon gives no assurance that Hyzon will achieve its expectations.

Investor Contact:
IR@HyzonMotors.com

Media Contact:
Hyzon@kivvit.com

Accelerating the
Energy Transition	hyzonmotors.com